eCom eCom.com, inc.

               STATEMENT OF COMPUTATION OF EARNINGS PER SHARE


            Shares Outstanding   Out of Balance
            Per Workpaper X-1    at 5-31-99 by     Add SDMI     Total
            ------------------   --------------    ---------  ----------
1999:

June            12,883,600          150,000                   13,033,600
July            12,883,600          150,000                   13,033,600
August          12,883,600          150,000                   13,033,600
September       13,485,600          150,000                   13,635,600
October         13,485,600          150,000                   13,635,600
November        13,485,600          150,000                   13,635,600
December        13,877,165          150,000                   14,027,165

2000:

January         13,877,165          150,000                   14,027,165
February        13,877,165          150,000                   14,027,165
March           14,060,675          150,000                   14,210,675
April           14,060,675          150,000                   14,210,675
May             14,060,675          150,000        675,000    14,886,675
                                                             -----------

                                                             165,396,120
                                                           divided by 12
                                                             -----------
              Average shares outstanding at 5-31-00           13,783,010
                                                              ==========

Total Net Loss at 5-31-00                $2,633,425
                                         ==========

Net Loss per common share - 2000           0.191063  (2,633,425 / 13,783,010)
                                         ==========

Total Net Loss at 5-31-99                $  619,606
                                         ==========

Weighted shares outstanding at 5-31-99   12,233,142
Add SDMI shares at 5-31-99                  675,000  *
                                         ----------
                                         12,908,142
                                         ==========

Net loss per common share restated         0.048001  (619,606 / 12,908,142)
                                         ==========

* Increases weighted average outstanding shares by 675,000 shares throughout the year.